UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2014

TRI Pointe Homes, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35796	27-3201111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19520 Jamboree Road, Suite 200, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 478-8600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 28, 2014, TRI Pointe Homes, Inc. (the “Company”) entered into a Second Agreement to Modify Loan Documents dated as of March 25, 2014 (the “Second Modification Agreement”) with California Bank & Trust to increase the commitment amount under its secured revolving credit facility (the “Revolving Credit Facility”) from $30,000,000 to $50,000,000 and to extend the final maturity date of the Revolving Credit Facility from April 19, 2015 to April 19, 2016, subject to specified conditions. The Revolving Credit Facility and the Second Modification Agreement contain representations and warranties of the Company. The assertions embodied in those representations and warranties were made solely for the purposes of the Revolving Credit Facility and the Second Modification Agreement and may be subject to important qualifications and limitations. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, are subject to a contractual standard of materiality different from that generally applicable to investors, are subject to material adverse effect qualifications, or may be used for the purpose of allocating risk between the parties rather than establishing matters of fact. In addition, certain of these representations and warranties are subject to knowledge qualifications, which means that they would not be deemed untrue, inaccurate or incorrect as a result of matters of which specified persons making the representation and warranty did not have actual knowledge. Accordingly, the representations and warranties in the Revolving Credit Facility and the Second Modification Agreement must not be relied upon as statements of factual information.

The foregoing description of the Second Modification Agreement is not complete and is qualified in its entirety by reference to the Second Modification Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K which and is hereby incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Agreement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Second Agreement to Modify Loan Documents, dated as of March 25, 2014, by and between TRI Pointe Homes, Inc. and California Bank & Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2014

TRI Pointe Homes, Inc.

By	/s/ Michael D. Grubbs
Michael D. Grubbs,
Chief Financial Officer and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description of Document

10.1	Second Agreement to Modify Loan Documents, dated as of March 25, 2014, by and between TRI Pointe Homes, Inc. and California Bank & Trust.

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